UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14C

INFORMATION STATEMENT PURSUANT TO SECTION 14(c)

OF THE SECURITIES EXCHANGE ACT OF 1934

Check the appropriate box:

[  ] Preliminary Information Statement

[   ] Confidential, for Use of the Commission only (as permitted by Rule 14c-5(d)(2))

[X] Definitive Information Statement

JAMES MARITIME HOLDINGS INC.

(Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the Appropriate Box):

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[   ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

1) Title of each class of securities to which transaction applies:

Common Stock, Par Value $0.001

Series A Preferred Stock, Par Value $0.001

2) Aggregate number of securities to which transaction applies:

8,641,429 shares outstanding of Common Stock

400,000 shares outstanding of Series A Preferred Stock

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

N/A

4) Proposed maximum aggregate value of transaction:

N/A

5) Total fee paid:

N/A

[   ] Fee paid previously with preliminary materials.

[   ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:

2) Form, Schedule or Registration Statement No.:

3) Filing Party:

4) Date Filed:

James Maritime Holdings Inc.

9160 South 300 West, #101

Sandy, UT 84070

NOTICE OF STOCKHOLDER ACTION BY WRITTEN CONSENT

TO ALL SHAREHOLDERS OF JAMES MARITIME HOLDINGS INC.:

To the Shareholders of James Maritime Holdings Inc.:

We are sending this notice of stockholder action by written consent of a majority of the shareholders of James Maritime Holdings Inc. (the “Company,” the “Corporation” or “JMTM”) to provide you with notice that a majority of our shareholders have voted to approve the following actions:

1.           Change our corporate name from James Maritime Holdings Inc. to Sentinel Holdings Ltd

JMTM Common Stock currently is quoted on the OTC Markets under the symbol “JMTM”. The most recent reported closing price of JMTM Common Stock on June 10, 2024 was $6.00 per share.

The holders of a majority of our outstanding Common Stock and Series A Preferred Stock, owning approximately 58.135% of the voting securities of the Company, have executed a written consent in favor of the actions described above that is described in greater detail in the Information Statement accompanying this notice. This consent will satisfy the stockholder approval requirement for the proposed action and allow us to take the proposed action on or about July 2, 2024.

WE ARE NOT ASKING FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. Because the written consent of the holders of a majority of our Common and Preferred Stock satisfies any applicable stockholder voting requirement of the Nevada Code and our Certificate of Incorporation and by-laws, we are not asking for a proxy, and you are not requested to send one.

                                                                                  On behalf of the Board of Directors,

                                                    /s/ Kip Eardley

                                                            President

This Proxy Statement is dated July 2, 2024, and is being first mailed to JMTM shareholders on or about July 3, 2024.

HOW TO OBTAIN ADDITIONAL INFORMATION

This Information Statement incorporates important business and financial information about the Company that is not included in or delivered with this Information Statement. Upon written or oral request, this information can be provided. For an oral request, please contact the company at (801) 706-9429. For a written request, mail request to 9160 South 300 West, #101, Sandy, UT 84070. To obtain timely delivery, security holders must request the information no later than five business days before July 15, 2024.

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

INFORMATION STATEMENT PURSUANT TO SECTION 14(c)

OF THE SECURITIES EXCHANGE ACT OF 1934

AND RULE 14C PROMULGATED THERETO

JAMES MARITIME HOLDINGS INC.

Contents

Section

JAMES MARITIME HOLDINGS INC.

9160 South 300 West #101

Sandy, Utah 84070

INFORMATION STATEMENT

July 2, 2024

WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND US A PROXY.

This Information Statement is being mailed on or about July 3, 2024 to the record shareholders of James Maritime Holdings Inc. at the close of business on July 2, 2024. This Information Statement is being sent to you for information purposes only. No action is requested or required on your part.

As of the close of business on the Record Date, we had 8,641,429 shares of Common Stock and 400,000 shares of Series A Preferred Stock outstanding.  Each outstanding share of Common Stock is entitled to one vote per share and each share of Series A Preferred Stock is entitled to thirty votes per share.

This Information Statement constitutes notice to our shareholders of corporate action by shareholders without a meeting as required by the Section 78.320 of the Nevada Revised Statutes.

INTRODUCTION

This information statement is being furnished to all holders of the Common Stock of JMTM.

The Board of Directors has recommended and the majority shareholder of JMTM has adopted resolutions to affect the actions listed below in Item 1 of this Information Statement. This Information Statement is being filed with the Securities and Exchange Commission and is provided to JMTM’ shareholders pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended.

We are a corporation organized under the laws of Nevada. We are a 1934 Act company with stock registered pursuant to Section 12(g), quoted on the OTC Markets, under the symbol "JMTM". Information about us can be found in our June 6, 2024 10-Q: Quarterly report for quarter ending March 31, 2024, and our June 4, 2024 10-K: Annual report for year ending December 31. Additional information about us can be found in our public filings that can be accessed electronically by means of the SEC's home page on the Internet at http://www.sec.gov, or at other Internet sites such as http://www.freeedgar.com, as well as by such other means from the offices of the SEC.

ITEM 1. INFORMATION REQUIRED BY ITEMS OF SCHEDULE 14A

A. NO TIME, PLACE OR DATE FOR MEETING OF SHAREHOLDERS

There WILL NOT be a meeting of the shareholders, and none is required under applicable Nevada statutes when an action has been approved by written consent by holders of a majority of the outstanding shares of our Common Stock. This Information Statement is first being mailed on or about July 3, 2024 to the holders of Common Stock as of the Record Date of July 2, 2024.

B. REVOCABILITY OF PROXY

We are not asking you for a proxy and you are requested not to send us a proxy. The revocability of a proxy is therefore not applicable.

C. DISSENTERS' RIGHTS

JMTM is distributing this Information Statement to its shareholders in full satisfaction of any notice requirements it may have under the Securities and Exchange Act of 1934, as amended, and the Nevada Code. No dissenters' rights under the Nevada Code and the Company’s bylaws are afforded to the company's shareholders as a result of the adoption of this resolution.

D. PERSONS MAKING THE SOLICITATION

This solicitation is being made by JMTM. This Information Statement is being mailed on or about July 2, 2024 to the shareholders of record JMTM at the close of business on July 3, 2024.

E. INTEREST OF CERTAIN PERSON IN MATTERS TO BE ACTED UPON.

No officer, director or director nominee of the Company has any substantial interest in the matters to be acted upon, other than his role as an officer, director or director nominee of the Company.  No director of the Company has informed the Company that he intends to oppose the proposed actions to be taken by the Company as set forth in this Information Statement.

F. THE VOTING SECURITIES AND PRINCIPAL SHAREHOLDERS THEREOF.

On July 2, 2024 our Board of Directors approved the proposal to change the name of the company from James Maritime Holdings Inc. to Sentinel Holdings Ltd  The name change will be affected by means of an amendment to the articles of incorporation of the Company in accordance with applicable Nevada state laws. The action was approved by the written consent of a majority of all shareholders entitled to vote on the record date. The actual affirmative vote was 58.135% of all eligible votes of the preferred and common shares issued and outstanding.

The proposal is not effective before first, completion of this Section 14(c) compliance, and second the mailing or delivery of a definitive Information Statement to shareholders at least 20 days prior to the date that this corporate action may take place.

VOTING SECURITIES OF THE COMPANY:

As of July 2, 2024 (the "Record Date"), JMTM had 8,641,429 shares of Common Stock issued and outstanding out of 90,000,000 authorized shares of Common Stock.  As of the Record Date JMTM had 400,000 shares of Series A Preferred Stock issued and outstanding out of 2,000,000 authorized shares of Series A Preferred Stock.

Holders of record of the Common Stock and Series A Preferred Stock at the close of business on the Record Date were entitled to participate in the written consent of our shareholders. Each share Common Stock was entitled to one vote and each share of Series A Preferred Stock was entitled to thirty votes.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AS OF JULY 2, 2024:

The classes of equity securities of JMTM issued and outstanding are Common Stock, $0.001 par value and Series A Preferred Stock, $0.001 par value.

The table on the following page sets forth, as of July 2, 2024, certain information with respect to the Common Stock owned by (i) each Director, nominee and executive officer of JMTM; (ii) each person who owns beneficially more than 5% of the Common Stock; and (iii) all Directors, nominees and executive officers as a group. The percentage of shares beneficially owned is based on there having been 8,641,429 shares of Common Stock outstanding as of July 2, 2024.

Name	Shares of Common Stock Beneficially Owned	Percent of Class	Total	Voting Percentage for all Classes (fully-diluted)(1)
Kip Eardley(2)	250,000	2.8%	250,000	1.2%

Dean Polizzotto(2)	250,000	2.8%	250,000	1.2%

Raymond W Sheets(2)	250,000	2.8%	250,000	1.2%

Brett Bertolami(2)	250,000	2.8%	250,000	1.2%

Matthew C. Materazo	680,000	7.5%	680,000	3.2%

Mercey Falls and CN Corp(3)	500,000	5.5%	500,000	2.4%

Huntsman Holdings, Inc.(4)	500,000	5.5%	500,000	2.4%

Michelle Turpin	750,000	8.23%	750,000	3.6%

Kyle Madej	1,140,000	12.58%	1,140,000	5.4%

Three Rivers Consulting, LLC(5)	1,150,700	12.7%	1,150,700	5.5%

All Directors/Director nominees and executive officers as a group (4 persons)	1,000,000	11.03%	1,000,000	4.7%

(1)	Based on 21,064,129 fully diluted votes based on 400,000 shares of Series A Preferred Stock voting at a rate of 30:1.

(2)	Denotes an Officer or Director of the Company.

(3)	Mercey Falls and CN Corp is beneficially owned by Lieba Chanin, its sole officer and director.

(4)	Huntsman Holdings, Inc. is beneficially owned by Hunter Nevitt, its sole officer and director.

(5)	Three Rivers Consulting, LLC is beneficially owned by Brian Jacobelli, its sole member and owner.

G. DIRECTORS AND EXECUTIVE OFFICERS

The following sets forth information concerning the current Directors, nominees and executive officers of the Company, the principal positions with the Company held by such persons and the date such persons became a Director, nominee or executive officer. The Directors serve one-year terms or until their successors are elected. The Company has not had standing audit, nominating or compensation committees or committees performing similar functions for the Board of Directors.

Officers and Directors

The following table contains information as of December 31, 2023 as to each Officer and Director of the Company:

Name	Age	Position
Kip Eardley	65	Principal Executive Officer, President and Director

Ray Sheets	59	Principal Financial Officer, Secretary, Treasurer

Brett Bertolami	55	Director

Dean Polizzotto	56	Director

Kip Eardley, President, 65, Chairman of the Board

Mr. Eardley is the CEO and president of Capital Advisors, LLC, which has specialized in corporate finance and restructuring and as a business development consultant since 1989. He has more than 30 years of experience implementing his management and business development skills to facilitate business growth internally and through acquisitions as an owner, principle, or advisor of more than 75 private and publicly traded companies. Capital Advisors has had a primary focus of assisting companies with business development and corporate finance for private and public corporations. Since 2011 Mr. Eardley has directed his interests and efforts into the corporate security, real estate development and the energy spaces. Mr. Eardley currently serves as the Principal Executive Officer, President and Director of James Maritime Holdings, Inc..

Raymond Sheets, 58, CFO, Secretary and Treasurer

Mr. Sheets has a Bachelor of Science in Business Administration majoring in accounting with a minor in finance, marketing and economics.  He then obtained his CPA certification while working for a small accounting firm specializing in government audits and small business and individual taxes. While working he attended night school at Cleveland Marshal College of Law where he obtained a Law Degree. While attending Law School Raymond opened his own accounting firm specializing in small business taxes and consulting which is still operating today. While in Law School Raymond became a serial entrepreneur leading to multiple business ownership. Raymond purchased or co-founded multiple business maintaining hands on management in multiple ventures with more than 500 individuals. Mr. Sheets currently serves as the Principal Financial Officer, CFO, Secretary, Treasurer of James Maritime Holdings, Inc

Dean A. Polizzotto, 55, Director

Mr. Polizzotto is the Director of international procurement J.P. Instruments for facilities in California, Hong Kong and Shanghai, leading a team of 16 employees to organize and source manufacturers for electronic hardware, injection molded parts, and machined aircraft parts, and act as the liaison between manufacturers overseas in China, Taiwan, Hong Kong, Korea and Singapore, and J.P. Instruments. Mr. Polizzotto has a broad familiarity with a majority of avionics systems for both commercial and light aircraft and is familiar with the operation of GPS based navigation instrumentation, as well as military drone propulsion systems, aircraft fuel flow meters and engine data and temperature analyzers.

Mr. Polizzotto completed a SJD (Doctor of Juridical Science) and LLM Degree in Chinese Law from the University of Hong Kong where he Studied all aspects of Chinese law, government, politics, including Chinese and international financial markets, international trade, Chinese bankruptcy law, current trends in international finance, Chinese trade law, the WTO framework and China’s reform as part of its WTO commitments and completed Juris Doctorate from the Chapman University College of Law. Dean Polizzotto currently serves as a Director of James Maritime Holdings, Inc.

Brett Bertolami, 54, Director

Mr. Bertolami has a degree in Economics and Psychology from UNC Charlotte and has used his education to benefit his career which has been primarily in the automotive industry and investing. Brett served in all aspects of the new and used automotive industry, from mechanic to manager of retail and fleet sales, as well as general manager and owner of a successful Ford dealership in Charlotte. For the past 10 years Mr. Bertolami has served as an advisor to, and director of, various private and public corporations and funded and managed the construction of residential projects. Brett is also an active investor in the stock market and emerging growth companies. Mr. Bertolami currently serves as a Director of James Maritime Holdings, Inc.

Family Relationships

None.

Audit Committee

We do not have an audit committee.

Audit Committee Financial Expert

We do not have an “audit committee financial expert” as defined by Item 401(h) in Regulation S-K as promulgated by the Securities and Exchange Commission.

Compensation Committee

We do not have a compensation committee.

Nominating Committee

We do not have a nominating committee.

Code of Ethics

We have adopted a code of ethics that applies to our principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of our code of ethics may be obtained free of charge by contacting us at the address or telephone number listed on the cover page hereof.

Board Leadership Structure and Role in Risk Oversight

Our board of directors has overall responsibility for risk oversight.  The board’s role in the risk oversight of the Company includes, among other things:

·	appointing, retaining and overseeing the work of the independent auditors, including resolving disagreements between the management and the independent auditors relating to financial reporting;

·	approving all auditing and non-auditing services permitted to be performed by the independent auditors;

·	reviewing annually the independence and quality control procedures of the independent auditors;

·	reviewing and approving all proposed related party transactions;

·	discussing the annual audited financial statements with the management;

·

meeting separately with the independent auditors to discuss critical accounting policies, management letters, recommendations on internal controls, the auditor’s engagement letter and independence letter and other material written communications between the independent auditors and the management.

Director Qualifications

Directors are responsible for overseeing the Company’s business consistent with their fiduciary duty to stockholders. This significant responsibility requires highly skilled individuals with various qualities, attributes and professional experience. The board believes that there are general requirements for service on the Company’s board of directors that are applicable to all directors and that there are other skills and experience that should be represented on the board as a whole but not necessarily by each director. The board considers the qualifications of director and director candidates individually and in the broader context of the board’s overall composition and the Company’s current and future needs.

Qualifications for All Directors

In its assessment of each potential candidate, including those recommended by stockholders, the board considers the nominee’s judgment, integrity, experience, independence, understanding of the Company’s business or other related industries and such other factors the board determines are pertinent in light of the current needs of the board. The board also takes into account the ability of a director to devote the time and effort necessary to fulfill his or her responsibilities to the Company.

The board requires that each director be a recognized person of high integrity with a proven record of success in his or her field. Each director must demonstrate innovative thinking, familiarity with and respect for corporate governance requirements and practices, an appreciation of multiple cultures and a commitment to sustainability and to dealing responsibly with social issues. In addition to the qualifications required of all directors, the board conducts interviews of potential director candidates to assess intangible qualities including the individual’s ability to ask difficult questions and, simultaneously, to work collegially. The board does not have a specific diversity policy, but considers diversity of race, ethnicity, gender, age, cultural background and professional experiences in evaluating candidates for board membership. Diversity is important because a variety of points of view contribute to a more effective decision-making process.

Section 16(a) Beneficial Ownership Reporting Compliance

Under Section 16(a) of the Exchange Act, all executive officers, directors, and each person who is the beneficial owner of more than 10% of the Common Stock of a company that files reports pursuant to Section 12 of the Exchange Act, are required to report the ownership of such Common Stock, options, and stock appreciation rights (other than certain cash-only rights) and any changes in that ownership with the Commission. Specific due dates for these reports have been established, and the Company is required to report, in this Schedule 14C, any failure to comply therewith during the fiscal year ended December 31st. The Company believes that all of these filing requirements were satisfied by its executive officers, directors and by the beneficial owners of more than 10% of the Company’s Common Stock. In making this statement, the Company has relied solely on copies of any reporting forms received by it, and upon any written representations received from reporting persons that no Form 5 (Annual Statement of Changes in Beneficial Ownership) was required to be filed under applicable rules of the Commission.

H.  COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Summary Compensation Table

The following table shows for the fiscal years ended December 31, 2023 and December 31, 2022 compensation awarded to or paid to, or earned by, our President, Chief Executive Officer and Chief Financial Officer (the “Named Executive Officers”).

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)		All Other Compensation ($)	Total ($)
Kip Eardley	2022	$-	$-	$	***	$28,000	$28,000
(President)	2023	$-	$-	$	***	$-	$-

Ray Sheets	2022	$-	$-	$	***	$10,000	$10,000
(Treasurer, Secretary)	2023	$80,000	$-	$	***	$-	$80,000

Narrative Disclosure to Summary Compensation

Kip Eardley - Effective July 2021, the Company issued common shares to Kip Eardley, the Company’s President and Director for services rendered through the 2023 calendar year.  Mr. Eardley has entered into an Employment, Confidential Information, Invention Assignment and Arbitration Agreement with the Company, a form copy of which is attached hereto as Exhibit 10.2.

Ray Sheets - Effective July 2021, the Company issued common shares to Ray Sheets as the Company’s Secretary, Treasurer and CFO. In June of 2023 Mr. Sheets entered into an employment agreement with the Company’s wholly owned subsidiary as its CFO on a full-time basis by the Company’s main operating subsidiary, United Security Services.  Mr. Sheets has also entered into an Employment, Confidential Information, Invention Assignment and Arbitration Agreement with the Company, a form copy of which is attached hereto as Exhibit 10.2.

Equity Awards

***On July 20, 2021, as compensation for services performed, the Company issued 250,000 shares of common stock equivalent to $125,000 to Kip Eardley the Company’s President and Director. These shares were fully earned and paid to Mr. Eardley in 2021, however this equity award was intended to cover all of Mr. Eardley’s services to the Company through the year 2023.

***On July 20, 2021, as compensation for services performed, the Company issued 250,000 shares of common stock equivalent to $125,000 to Ray Sheets the Company’s Treasurer, Secretary and Director.  These shares were fully earned and paid to Mr. Sheetz in 2021, however this equity award was intended to cover all of Mr. Sheet’s services to the Company through the year 2023.

Compensation of Directors

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)		All Other Compensation ($)	Total ($)
Kip Eardley	2022	$-	$-	$	***	$28,000	$28,000
(Director)	2023	$-	$-	$	***	$-	$-

Ray Sheets	2022	$-	$-	$	***	$10,000	$10,000
(Director)	2023	$80,000	$-	$	***	$-	$80,000

Dean Polizzotto	2022	$-	$-	$	***	$-	$-
(Director)	2023	$-	$-	$	***	$-	$-

Brett Bertolami	2022	$-	$-	$	***	$-	$-
(Director)	2023	$-	$-	$	***	$-	$-

Narrative Disclosure to Summary Compensation

***Kip Eardley - Effective July 2021, the Company issued 250,000 common shares as compensation for services to Kip Eardley, the Company’s President and Director. The term of the employment agreement runs through December 2023.  These shares were fully earned and paid to Mr. Eardley in 2021, however this equity award was intended to cover all of Mr. Eardley’s services to the Company through the year 2023.  Mr. Eardley has entered into an Employment, Confidential Information, Invention Assignment and Arbitration Agreement with the Company, a form copy of which is attached hereto as Exhibit 10.2.

***Ray Sheets - Effective July 2021, the Company issued 250,000 common shares of the Company to Ray Sheets, the Company’s Treasurer, Secretary and CFO. The term of the employment agreement runs through December 2023.  These shares were fully earned and paid to Mr. Sheetz in 2021, however this equity award was intended to cover all of Mr. Sheet’s services to the Company through the year 2023.  In June of 2023 Mr. Sheets entered into an employment agreement with the Company’s wholly owned subsidiary as its CFO on a full-time basis by the Company’s main operating subsidiary, United Security Services.  Mr. Sheets has also entered into an Employment, Confidential Information, Invention Assignment and Arbitration Agreement with the Company, a form copy of which is attached hereto as Exhibit 10.2.

***Dean Polizzotto - Effective July, the Company issued 250,000 common shares of the Company to Dean Polizzotto, the Company’s Director. The term of the employment agreement runs through

December 2023.  These shares were fully earned and paid to Mr. Polizzotto  in 2021, however this equity award was intended to cover all of Mr. Polizzotto’s services to the Company through the year 2023.  Mr. Polizzotto has entered into an Employment, Confidential Information, Invention Assignment and Arbitration Agreement with the Company, a form copy of which is attached hereto as Exhibit 10.2.

***Brett Bertolami - Effective July 2021, the Company issued 250,000 common shares of the Company to Bret Bertolami, the Company’s Director. The term of the employment agreement runs through December 2023.  These shares were fully earned and paid to Mr. Bertolami in 2021, however this equity award was intended to cover all of Mr. Bertolami’s services to the Company through the year 2023.  Mr. Bertolami has entered into an Employment, Confidential Information, Invention Assignment and Arbitration Agreement with the Company, a form copy of which is attached hereto as Exhibit 10.2.

Equity Awards

***On July 20, 2021, as compensation for services, the Company issued 250,000 shares of common stock equivalent to $125,000 to Kip Eardley the Company’s President and Director.  These shares were fully earned and paid to Mr. Eardley in 2021, however this equity award was intended to cover all of Mr. Eardley’s services to the Company through the year 2023.

***On July 20, 2021, as compensation for services performed, the Company issued 250,000 shares of common stock equivalent to $125,000 to Ray Sheets the Company’s Treasurer, Secretary and Director.  These shares were fully earned and paid to Mr. Sheetz in 2021, however this equity award was intended to cover all of Mr. Sheet’s services to the Company through the year 2023.

***On July 20, 2021, as compensation for services performed, the Company issued 250,000 shares of common stock equivalent to $125,000 to Brett Bertolami the Company’s Director.  These shares were fully earned and paid to Mr. Bertolami in 2021, however this equity award was intended to cover all of Mr. Bertolami’s services to the Company through the year 2023.

***On December 27, 2021, as compensation for services performed, the Company issued 250,000 shares of common stock equivalent to $125,000 to Dean Polizzotto the Company’s Director.  These shares were fully earned and paid to Mr. Polizzotto in 2021, however this equity award was intended to cover all of Mr. Polizzotto’s services to the Company through the year 2023.

I.	INDEPENDENT PUBLIC ACCOUNTANTS

Our principal accountant selected is Bush & Associates CPA LLC.  We will not have a meeting of the shareholders, but Bush & Associates CPA LLC will have the opportunity to make a statement if so desired.

The aggregate fees billed for the two most recently completed fiscal years ended December 31, 2023 and 2022, for professional services rendered by Tanner, LLC and Bush & Associates CPA LLC, for the audit of our annual consolidated financial statements, quarterly reviews of our interim, unaudited consolidated financial statements and services normally provided by the independent accountant in connection with statutory and regulatory filings or engagements for these fiscal periods were as follows:

	Year Ended December 31, 2022	Year Ended December 31, 2022
Audit Fees and Audit Related Fees	$65,000	$84,906
Tax Fees	-	-
All Other Fees	-	-
Total	$65,000	$84,906

In the above table, “audit fees” are fees billed by our company’s external auditor for services provided in auditing our company’s annual financial statements for the subject year. “Audit-related fees” are fees not included in audit fees that are billed by the auditor for assurance and related services that are reasonably related to the performance of the audit review of our company’s financial statements. “Tax fees” are fees billed by the auditor for professional services rendered for tax compliance, tax advice and tax planning. “All other fees” are fees billed by the auditor for products and services not included in the foregoing categories.

J.   COMPENSATION PLANS

As of the date of this Information Statement, we have not authorized any equity compensation plan, nor has our Board of Directors authorized the reservation or issuance of any securities under any equity compensation plan.

K.  AUTHORIZATION OR ISSUANCE OF SECURITIES OTHERWISE THAN FOR EXCHANGE

There is no action to be taken with respect to the authorization or issuance of any securities.

L. MODIFICATION OR EXCHANGE OF SECURITIES

There is no action to be taken with respect to the modification or exchange of any securities.

M.  FINANCIAL AND OTHER INFORMATION

Financial Summary Information

Not applicable.

N.  MERGERS, CONSOLIDATIONS, ACQUISITIONS AND SIMILAR MATTERS

No action is to be taken with respect to mergers, consolidations, acquisitions or similar matters.

O.  ACQUISITION OR DISPOSITION OF PROPERTY

No action is to be taken with respect to the acquisition or disposition of any property.

P.  RESTATEMENT OF ACCOUNTS

No action is to be taken with respect to the restatement of any asset, capital, or surplus account of the Company.

Q. ACTION WITH RESPECT TO REPORTS

No action is to be taken with respect to any report of the Company or of its directors, officers or committees or any minutes of a meeting of its security holders.

R. MATTERS NOT REQUIRED TO BE SUBMITTED

No action is to be taken with respect to any matter which is not required to be submitted to a vote of security holders.

S.  AMENDMENT OF CHARTER

NAME CHANGE PROPOSAL

The amendment to the Company’s Articles of Incorporation will change the Company’s name from James Maritime Holdings Inc. to Sentinel Holdings Ltd  The Board of Directors believes that the name change would be in the best interest of the Company because it would more accurately describe the Company’s business since we are not a maritime company. The Company intends to file the Certificate of Amendment promptly after the stockholders approve the name change at which time the Company will also change its name and stock symbol on the OTC Markets.

T.  OTHER PROPOSED ACTION

No action is to be taken on any matter not specifically referred to in this Schedule 14C.

U. VOTING PROCEDURES

The holders of a majority of our outstanding Common Stock and Series A Preferred Stock, owning approximately 58.135% of the outstanding shares, have executed a written consent in favor of the name change proposal. This consent will satisfy the stockholder approval requirement for the proposed action and allow us to take the proposed action on or about July 3, 2024.

V.  INFORMATION REQUIRED IN INVESTMENT COMPANY PROXY STATEMENT

Not applicable.

W.  DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS.

See Item 5 of this Information Statement on Schedule 14C.

ITEM 2. STATEMENTS THAT PROXIES ARE NOT SOLICITED.

WE ARE NOT ASKING FOR A PROXY AND SHAREHOLDERS ARE NOT REQUESTED TO SEND US A PROXY.

ITEM 3. INTEREST OF CERTAIN PERSONS.

Previously described in this Information Statement on Schedule 14C in Item 1D.

ITEM 4. PROPOSALS BY SECURITY HOLDERS.

This item is not applicable

ITEM 5. DOCUMENTS INCORPORATED BY REFERENCE.

JMTM’s Quarterly Report on Form 10-Q filed June 6, 2024 for the quarter ending March 31, 2024, and our Annual Report on Form 10-K filed June 4, 2024 for the year ending December 31 are hereby incorporated by reference and delivered with this Information Statement on or about July 3, 2024 to the holders of Common Stock as of the Record Date of July 2, 2024.

Only one information statement to security holders is being delivered to multiple security holders sharing an address unless JMTM has received contrary instructions from one or more of the security holders. Upon written or oral request, a separate copy of an information statement can be provided to security holders at a shared address. For an oral request, please contact the company at (801) 706-9429. For a written request, mail request to James Maritime Holdings Inc., 9160 South 300 West, #101, Sandy, UT 84070.

Further information is available by request or can be accessed on the Internet. We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith file annual and quarterly reports, proxy statements and other information with the Securities Exchange Commission. Reports, proxy statements and other information filed by JMTM can be accessed electronically by means of the Security Exchange Commission's home page on the Internet at http://www.sec.gov or at other Internet sites such as http://www.freeedgar.com or http://www.otcmarkets.com.

You can read and copy any materials that we file with the Securities Exchange Commission at the Securities Exchange Commission's Public Reference Room at 100 F Street, N.E., Washington D.C. 20549. A copy of any public filing is also available, at no charge, from the Company.

JAMES MARITIME HOLDINGS INC.

                                                                           /s/ Kip Eardley

                                                                           Kip Eardley

                                                                           President

Dated: July 3, 2024

By the order of the Board of Directors

                                                                           By: /s/ Kip Eardley

                                                                           Kip Eardley

                                                                          Director